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                                                                   Exhibit 10.44


                  SUPPLEMENT NO. 2 TO GRANTOR TRUST AGREEMENT


     THIS SUPPLEMENT TO GRANTOR TRUST AGREEMENT (this "Supplement") is made and entered into as of the 20th day of November, 1996, by THOUSAND TRAILS, INC., a Delaware corporation (the "Company"), in favor of UNION BANK OF CALIFORNIA, N.A., the successor to The Bank of California, N. A., as trustee (the "Trustee"), and the persons named from time to time as beneficiaries under the Grantor Trust Agreement, dated as of September 30, 1991 (the "Trust Agreement"), with the Trustee.

                                    RECITALS

     A. Thousand Trails, Inc., a Washington corporation (the "Predecessor Corporation"), entered into the Trust Agreement to provide, among other things, for the funding of its indemnification obligations (the "Subject Obligations") to its directors and certain of its officers under indemnification agreements, its constituent instruments and law applicable to the Predecessor Corporation.

     B. USTrails Inc., a Nevada corporation ("USTrails"), was the successor by merger (the "Old TT Merger") to the Predecessor Corporation, which Old TT Merger became effective as of July 16, 1996. As a result of the Old TT Merger, USTrails succeeded to the Subject Obligations as well as the obligations of the Predecessor Corporation under the Trust Agreement. In connection therewith, USTrails executed Supplement No. 1 to Grantor Trust Agreement, dated as of July 16, 1996.

     C. From and after the effectiveness of the Old TT Merger, the Subject Obligations have included USTrails' indemnification obligations to its directors and certain of its officers under indemnification agreements, its constituent instruments and law applicable to USTrails (the "USTrails Successor Obligations").

     D. The Company is the successor by merger (the "New TT Merger") to USTrails, which New TT Merger became effective as of the date hereof. As a result of the New TT Merger, the Company has succeeded to the Subject Obligations and the USTrails Successor Obligations as well as the obligations of USTrails and the Predecessor Corporation under the Trust Agreement.

     E. From and after the effectiveness of the New TT Merger, the Subject Obligations will include the Company's indemnification obligations to its directors and certain of its officers under indemnification agreements, its constituent instruments and law applicable to the Company (the "New TT Successor Obligations;" the Subject Obligations, the USTrails Successor Obligations and the New TT Successor Obligations being herein collectively called the "Obligations").

     F. The Company desires to confirm the application of the Trust Agreement to the Subject Obligations, the USTrails Successor Obligations and the New TT Successor Obligations, consistent with Section 145(h) of the Delaware General Corporation Law.

     NOW, THEREFORE, the Company, intending to be legally bound, hereby agrees as follows:

     1. The Company, as successor to USTrails and the Predecessor Corporation, hereby agrees to all of the terms and conditions of the Trust Agreement, as supplemented by Supplement No. 1 to Grantor Trust Agreement and this Supplement.
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     2.  From and after the date hereof, the term "Indemnification Obligations"
(as defined in the Trust Agreement) shall include the Obligations and, to the extent the law of Delaware may be applicable to the Obligations, such law shall govern the obligations of the Company under the Trust Agreement as supplemented hereby.

     3. Nothing in this Supplement is intended to, or shall adversely affect the rights of the Beneficiaries under the Trust Agreement in respect of (a) the Subject Obligations or the application of the law of Washington thereto in respect of acts or omissions prior to the effectiveness of the Old TT Merger, or
(b) the USTrails Successor Obligations or the application of the law of Nevada thereto in respect of acts or omissions after the effectiveness of the Old TT Merger and prior to the effectiveness of the New TT Merger.

     IN WITNESS WHEREOF, this Supplement has been executed and delivered as of the date first above written.

                                 THOUSAND TRAILS, INC.



                                 By: /s/ Walter B. Jaccard
                                     -------------------------------------
                                     Walter B. Jaccard
                                     Vice President
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                           ACKNOWLEDGMENT AND CONSENT


     The undersigned, a beneficiary of the Trust Agreement referred to in Supplement Nos. 1 and 2 to Grantor Trust Agreement attached hereto (the "Supplements"), hereby acknowledges receipt of, and consents and agrees to, the Supplements.


Dated: ______________________                  ________________________________

                                               Name: __________________________